UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2012

Annual Report

Western Asset Global High Income Fund Inc.

(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	8

Spread duration	9

Effective duration	10

Schedule of investments	11

Statement of assets and liabilities	34

Statement of operations	35

Statements of changes in net assets	36

Statement of cash flows	37

Financial highlights	38

Notes to financial statements	39

Report of independent registered public accounting firm	58

Additional information	59

Annual chief executive officer and principal financial officer certifications	65

Other shareholder communications regarding accounting matters	66

Dividend reinvestment plan	67

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended May 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 1.8% in the second and third quarters of 2011, respectively. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department reported that first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment stayed at or above 9.0% until October, when it dipped to 8.9%. Unemployment then declined during five out of the next six months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May 2012. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 1.5% on a seasonally adjusted basis in May 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $182,600 in May 2012, up 7.9% from May 2011. In addition, the inventory of unsold homes fell 0.4% in May versus the previous month.

The manufacturing sector overcame a soft patch in the summer of 2011 and continued to expand during the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. The PMI then fluctuated over the last four months of the reporting period and was 53.5 in May 2012.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4.0% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability.

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, after the reporting period ended, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks during the period. In June, after the reporting period ended, China lowered interest rates in an attempt to stimulate its economy.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global High Income Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed-income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Ryan Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets from June through September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion late in the period.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.45% and 3.05%, respectively. Treasury yields initially moved higher and two- and ten-year Treasury yields peaked at 0.50% and 3.22%, respectively, on July 1, 2011. Yields then declined during much of the next two months due to disappointing economic data, and two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Yields then moved higher during much of the next six months as the economy gained

2	Western Asset Global High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

some traction and rising oil prices fanned inflationary concerns. However, yields moved sharply lower in April and May given some moderating economic data in the U.S. and renewed fears regarding the situation in Europe. When the reporting period ended on May 31, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.59% – a record low.

The Barclays Capital U.S. Aggregate Indexi returned 7.12% for the twelve months ended May 31, 2012. Investment grade corporate bonds posted solid results, with the Barclays Capital U.S. Credit Indexii returning 8.28%. Comparatively, riskier fixed-income securities produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiii returned 3.97%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, returning 0.82% and 5.59%, respectively. In contrast, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 8.28% for the twelve months ended May 31, 2012. At the same time, corporations domiciled in emerging market countries lagged the performance of their sovereign counterparts, as the Barclays Emerging Market U.S. Dollar Corporate Indexv returned 2.60%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s overall credit quality by paring its allocation to high-yield bonds and increasing its exposure to investment grade corporate bonds. In particular, we added to the Fund’s allocation in the Financials sector. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

Currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. They were positive for performance, primarily due to the success of hedging our exposure to the euro. The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and durationvii, which was a small detractor. We utilized index credit default swaps and options on index credit default swaps to reduce the Fund’s exposure to the high-yield market in the event of a pullback. This strategy was a contributor to performance given the high-yield market’s weakness at times during the reporting period. Finally, credit default swaps, which were used to manage the Fund’s Brazilian exposure, did not meaningfully impact performance. All told, the net impact from the use of derivatives was positive during the twelve months ended May 31, 2012.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of gross assets, of approximately 22.2%. This represented a modest increase during the fiscal year. The use of leverage was additive for results given the positive performance of emerging market debt, investment grade corporate bonds and high-yield bonds.

Performance review

For the twelve months ended May 31, 2012, Western Asset Global High Income Fund Inc. returned 2.81%

Western Asset Global High Income Fund Inc. 2012 Annual Report	3

based on its net asset value (“NAV”)viii and 5.32% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index and the EMBI Global, returned 7.12%, 3.97% and 8.28%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageix returned 3.79% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2012

Price Per Share	12-Month Total Return*
$12.80 (NAV)	2.81%†
$12.85 (Market Price)	5.32%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively.

†        Total return assumes the reinvestment of all distributions at NAV.

‡       Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The portfolio’s exposure to the investment grade corporate bond market was the largest contributor to the Fund’s absolute performance during the reporting period. In particular, our allocations to American International Group Inc. and its aircraft leasing arm International Lease Finance Corp. and General Electric Capital Corp. (“GE Capital”) contributed to performance. American International Group Inc.’s senior debt performed well as the company continued to reduce its debt levels and recapitalize its business. Management also remained focused on its fundamentals, which improved over the period. International Lease Finance Corp. continued to access the capital markets and extend its maturity profile. Prudent balance sheet management, along with improving fundamental results, caused the issuer’s bonds to perform well during the period. GE Capital is the financial services unit of General Electric. It provides commercial lending and leasing, as well as a range of financial services for businesses around the world. GE Capital’s bonds performed well during the reporting period, along with the overall Financials sector. General Electric reported its eighth consecutive quarter of strong earnings growth during the first quarter of 2012, driven by strong infrastructure, equipment and services orders. Additionally, organic industrial growth was impressive as orders increased by more than 14% during the reporting period. Investors were encouraged by these positive readings and GE Capital’s bonds reacted positively.

The Fund’s emerging market debt exposure also contributed to performance. In particular, the Fund’s Venezuelan sovereign debt generated strong results. Economic growth in the country remained solid and our holdings generally offered attractive, double-digit yields. Our allocation to Peru

4	Western Asset Global High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

was also rewarded. This higher quality Latin American country performed well based on continued solid economic performance in terms of Gross Domestic Product (“GDP”)x growth, low deficits and a strong liquidity position. Elsewhere, the Fund’s position in Petroleos Mexicanos, a Mexican state owned integrated petroleum company, performed well. The company benefited from its monopoly status in Mexico and its rank as a top crude oil exporter to the U.S.

Our exposure to several high-yield bonds was also additive for performance during the reporting period. Examples of holdings that contributed to performance were Charter Communications (Charter Communications Inc., CCO Holdings LLC, and CCH II LLC), Intelsat (Intelsat Jackson Holdings Ltd. and Intelsat Luxembourg S.A.) and El Pollo Loco Inc. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises segment, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Intelsat is a global satellite communications services provider which produced solid fundamental results during the reporting period. We added Intelsat Luxembourg S.A subordinated debt when the high-yield market sold off during the third quarter of 2011. This was beneficial as its debt rallied more than the market later in the reporting period. El Pollo Loco is a fast food restaurant chain specializing in Mexican grilled chicken. During the reporting period, we exchanged our existing El Pollo Loco bonds into a longer maturity, higher coupon bond issued by the company to help extend our maturity profile and reduce liquidity concerns. The bonds have outperformed as the company has since posted improved fundamental results, driven by an overhaul of its menu as well as its successful promotional activities.

Q. What were the leading detractors from performance?

A. While the portfolio’s exposure to the high-yield market added to returns on an absolute basis, our positioning within our high-yield allocation detracted from results relative to the peer group. Specifically an emphasis on lower quality high-yield bonds and the Fund’s exposure to European high-yield issuers were not rewarded. The market discounted the generally strong fundamental corporate credit backdrop and improved high-yield balance sheets in favor of more interest rate sensitive lower risk credits. While our positioning has benefited the portfolio in 2012, the Fund would have been better served favoring higher quality high-yield, investment grade corporate bonds and emerging market sovereigns during the period.

In terms of individual holdings, Petroplus Finance Ltd. and CMA CGM detracted from performance. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. The company entered into negotiations to restore the credit line to avoid bankruptcy and it reduced its output and closed several refineries.

Western Asset Global High Income Fund Inc. 2012 Annual Report	5

The negotiations failed and, in January 2012, Petroplus announced that it was filing for insolvency after it defaulted on $1.75 billion of senior notes and convertible bonds. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices, accelerated capacity additions and fears related to the escalating European sovereign debt crisis. CMA CGM bonds did recover during the second half of the reporting period but were a net negative contributor to absolute performance.

The Fund’s allocation to Argentinean emerging market debt was detrimental to performance. Influenced greatly by political concerns, performance was hurt as negative investor sentiment for Argentinean debt peaked during the reporting period. Our exposure to Axtel was also a drag on the Fund’s results. Axtel is Mexico’s second largest fixed line, integrated telecommunication company, with services in local and long distance telephone, Internet, data and consulting services. Axtel bonds were negatively impacted by the decline in the Mexican peso, which weakened its credit metrics due to the relative increase in the value of the company’s U.S. dollar denominated liabilities. Its bonds were also impacted by the competitive telecommunication landscape and a volatile market environment which led to a general sell-off in many lower rated bonds.

Finally, in the investment grade corporate bond market, having a position in Credit Agricole, the largest retail bank in France, detracted from results. It performed poorly given the ongoing European sovereign debt crisis and fears of contagion from peripheral Eurozone countries, such as Greece, to core Eurozone countries, including France. Additionally, Credit Agricole was penalized for its direct exposure to the Greek banking system through its majority owned subsidiary, Emporiki Bank.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage

6	Western Asset Global High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 19, 2012

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2012 were: Sovereign Bonds (24.7%), Consumer Discretionary (19.2%), Energy (18.3%), Financials (13.8%) and Industrials (11.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global High Income Fund Inc. 2012 Annual Report	7

i                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii             The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iii          The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v              The Barclays Emerging Market U.S. Dollar Corporate Index is a subset of the Barclays U.S. Emerging Markets Index, which includes fixed- and floating-rate U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

vi           The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii        Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

x               Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

8	Western Asset Global High Income Fund Inc. 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2012 and May 31, 2011 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2012 Annual Report	9

Spread duration (unaudited)

Economic Exposure — May 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— 1/3 Barclays Capital U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

10	Western Asset Global High Income Fund Inc. 2012 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays Capital U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2012 Annual Report	11

Schedule of investments

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 94.0%
Consumer Discretionary — 17.4%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	200,000	EUR	$ 214,842	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	900,559	(a)
Total Auto Components					1,115,401
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,520,000		1,531,400	(c)
Escrow GCB General Motors	—	—	300,000		6,235	*(d)
Escrow GCB General Motors	—	—	3,500,000		72,737	*(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		310,300	(a)
Total Automobiles					1,920,672
Diversified Consumer Services — 0.5%
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		208,125	(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		484,800	(c)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	390,000		410,962
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		996,450	(c)
Total Diversified Consumer Services					2,100,337
Hotels, Restaurants & Leisure — 5.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	640,000		643,200	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	658,551		569,844	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		422,300
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	700,000		700,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,790,000		1,423,050
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,366,400	(c)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	430,000		439,675	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		753,750	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		422,520	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	1,361,860		1,464,000	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		724,500	(a)(c)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,429,925		$ 1,267,271	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,306,213
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		851,400	(a)(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	355,000		342,575	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	610,000		614,575	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	670,000		673,350	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		536,750
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,276,875
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	1,300,000		942,500	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,510,000		1,396,750	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,938,150
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		843,150	(c)
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		152,950
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	195,000		199,875	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,440,000		1,490,400	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	150,000		141,000	(a)(f)
Total Hotels, Restaurants & Leisure					22,911,823
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		842,400	(c)
Media — 7.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		300,150	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		686,692	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		937,425	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,408,950	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		279,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	420,000		432,075

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000		$ 202,500	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	930,000		932,325	(a)(c)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	520,000		499,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	70,000		66,150	(a)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,635,000	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,206,900	(c)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	750,000		813,750
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	800,000		832,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,568,309	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	2,819,221
LBI Media Inc., Senior Notes	8.500%	8/1/17	100,000		20,500	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	660,000		547,800	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,632,181	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		547,200
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	60,000		68,100
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		961,975	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	813,772	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	316,791	(a)(b)(g)
Time Warner Inc.	6.500%	11/15/36	160,000		190,536	(c)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	269,171	(a)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,546,791	(a)(c)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		242,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		823,200	(a)(c)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		678,150	(a)(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		358,050	(a)(c)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,495,393	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	1,927,395	(a)
Total Media					30,059,652
Multiline Retail — 0.2%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	290,000		201,550
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	740,000		690,975	(c)
Total Multiline Retail					892,525

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	920,000		$ 961,400	(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	1,940,688	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,810,042
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		919,275
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	952,000		1,016,260
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		508,988	(a)(c)
Total Specialty Retail					7,156,653
Textiles, Apparel & Luxury Goods — 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		653,250	(a)(c)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,191,667	(c)
Total Textiles, Apparel & Luxury Goods					1,844,917
Total Consumer Discretionary					68,844,380
Consumer Staples — 1.9%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		893,919	(c)
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	830,000		846,600	(a)(c)
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,366,274	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	774,590	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	595,839	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		346,800	(a)(c)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,112,150	(a)
Total Food Products					4,195,653
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		446,400	(a)(c)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	110,000		119,350	(a)(c)
Total Personal Products					565,750
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	970,000		950,600	(c)
Total Consumer Staples					7,452,522
Energy — 17.3%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		436,800	(c)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		461,825	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,375,000		1,381,875	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		766,800	(c)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	370,000		384,800	(a)(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	480,000	$ 506,400	(a)(c)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	854,100	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000	400,996	(c)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,110,000	2,257,700	(c)
Total Energy Equipment & Services				7,451,296
Oil, Gas & Consumable Fuels — 15.4%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	58,619
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	357,754	(c)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000	1,003,600	(c)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,000,000	1,022,500	(c)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	595,950	(c)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	215,775
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	620,000	663,400	(a)(c)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	186,812
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000	248,400	(c)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	571,824
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	793,950	(c)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	449,255	324,587	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000	1,253,700	(a)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	328,001	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,104,199	1,202,197	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000	2,356,000	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000	1,090,498	(c)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,444,390	(c)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	93,385
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	654,961	(c)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000	1,059,330	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,230,000	1,045,500
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000	2,771,261	(a)(c)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,144,241	(c)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	393,139	(c)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	840,000	866,250	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,648,074	(a)(c)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000	$ 1,025,436	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	290,000	286,375	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000	523,075	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000	228,250	(c)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	697,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	877,203	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	1,201,200
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	838,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	741,625	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000	403,095	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,081,600	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,886,582	(c)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	439,601	(c)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,907,624	(c)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000	821,792	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,687,500	(h)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,071,850	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,072,275	(a)(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000	2,744,715	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	644,461	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000	96,600	(a)(g)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000	57,400	(a)(g)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	637,650	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	561,350	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,034,800	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	560,000	539,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,275,000	2,343,250	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	503,700	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,193,295	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	906,485	(a)(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,360,000		$ 1,354,900	(a)(c)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000		263,250
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000		962,550	(c)
TNK-BP Finance SA	6.625%	3/20/17	300,000		324,390	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	140,000		155,144	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,143,825	(a)(c)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	750,000		693,750	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		679,198	(c)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,330,000		817,950	(a)
Total Oil, Gas & Consumable Fuels					60,842,844
Total Energy					68,294,140
Financials — 12.3%
Capital Markets — 1.3%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		344,957	(c)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,626,333	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,466,263	(c)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		429,067	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		477,637	(c)
Total Capital Markets					5,344,257
Commercial Banks — 2.1%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		906,750	(a)(c)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	830,000		836,544	(a)(c)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,340,000		1,582,438	(a)(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/13	490,000		372,400	(a)(c)(f)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,238,660	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		355,350	(c)(f)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,332,000		1,305,070	(c)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		561,370	(a)
Total Commercial Banks					8,158,582
Consumer Finance — 1.9%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,301,405
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,280,000		1,449,600	(c)
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,211,410	(c)
American Express Co., Notes	7.000%	3/19/18	260,000		320,393	(c)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,167,411

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — continued
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		$ 1,048,374	(c)
Total Consumer Finance					7,498,593
Diversified Financial Services — 5.2%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		511,045	(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,694,114	(c)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,586,000		1,792,180	(c)
Boats Investments (Netherlands) BV, Secured Notes	8.287%	12/15/15	1,390,384	EUR	739,261	(e)(f)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,452,878	(c)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		739,621	(c)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,286,590	(c)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		500,819
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,806,300
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,827,275
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,615,199	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,346,549	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		784,400	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		487,500	(a)(c)(f)
Total Diversified Financial Services					20,583,731
Insurance — 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,821,864	(c)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	240,000		199,329	(f)(i)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	490,000		480,200	(a)
Total Insurance					5,501,393
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,620,823	(a)(c)
Total Financials					48,707,379
Health Care — 5.3%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		395,438	(c)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	160,000		171,100	(c)(e)
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	652,872	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	408,045	(a)
Total Health Care Equipment & Supplies					1,627,455
Health Care Providers & Services — 4.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,030,000		1,148,450	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	907,604		$ 948,446	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		706,850	(c)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		569,750	(c)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,005,725
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	305,000		313,197
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,214,400
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	994,074	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	470,000		480,575
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		510,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,340,475	(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		126,225	(a)(c)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,607,687	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,423,788	(c)
INC Research LLC, Senior Notes	11.500%	7/15/19	380,000		361,475	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	780,000		663,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	210,000		211,050	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		8,438
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		246,175	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,075,035	(c)
US Oncology Inc. Escrow	—	—	150,000		3,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	600,000		591,000	(c)
Total Health Care Providers & Services					17,548,815
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,773,698	(a)
Total Health Care					20,949,968
Industrials — 11.3%
Aerospace & Defense — 1.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	510,000		541,875	(c)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,450,000		1,544,250	(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		508,300
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,677,875	(a)
Total Aerospace & Defense					4,272,300

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	390,740		$ 386,833	(a)(c)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,377,243
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		145,940	(c)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	497,298		502,271	(c)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		10,125	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		921,150	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000		260,000	(c)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	65,874		67,277
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	416,465		424,794	(c)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	254,000		268,605	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	944,000		977,040	(a)(c)
Total Airlines					5,341,278
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	529,000		481,390	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,240,000		1,271,000	(a)(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		367,200	(a)(c)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	721,971	(a)
Total Building Products					2,841,561
Commercial Services & Supplies — 2.0%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000		1,757,500	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,555,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,090,000		1,073,650
Cenveo Corp., Secured Notes	8.875%	2/1/18	470,000		427,700
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		485,300	(a)(c)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,400,000		1,365,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		456,875
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	800,000		826,000	(a)(c)
Total Commercial Services & Supplies					7,947,525
Construction & Engineering — 0.9%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		689,150	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000		657,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,396,625	(a)(c)
Total Construction & Engineering					3,742,775

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	21

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.5%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		$ 1,891,400	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		606,150	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		779,557	(a)(c)
Total Industrial Conglomerates					1,385,707
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		1,248,000	(a)(c)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	600,000		609,000	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	990,000		886,050	(a)(c)
Total Machinery					2,743,050
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	733,833		676,961	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	517,000		504,075	(a)
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,493,100	(c)
Total Marine					2,674,136
Road & Rail — 1.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,086,555		1,700,542	(e)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	255,121	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		866,400	(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,190,825	(c)
Total Road & Rail					4,012,888
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		621,775	(a)(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,590,000		1,645,650	(c)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	22,000		22,440	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	508,000		520,700	(a)(c)
Total Trading Companies & Distributors					2,810,565
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	760,000		429,400	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,047,934	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,406,625	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,830,000		1,834,575	(a)(c)
Total Transportation					4,718,534

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	270,000		$ 276,750	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	160,000		164,000	(a)
Total Transportation Infrastructure					440,750
Total Industrials					44,822,469
Information Technology — 1.3%
IT Services — 0.4%
First Data Corp., Senior Notes	10.550%	9/24/15	917,229		917,229
First Data Corp., Senior Notes	11.250%	3/31/16	340,000		297,500
First Data Corp., Senior Notes	12.625%	1/15/21	460,000		435,850
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	160,000		166,800	(a)
Total IT Services					1,817,379
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,068,075	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		635,110
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		569,750	(a)
Total Semiconductors & Semiconductor Equipment					2,272,935
Software — 0.3%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	840,000	EUR	1,046,450	(a)
Total Information Technology					5,136,764
Materials — 11.6%
Chemicals — 1.0%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		961,200	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		705,175	(a)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	888,722	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	1,047,934	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	387,736	(a)
Total Chemicals					3,990,767
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,094,168	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		658,350	(a)(c)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,237,225
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,170,059	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,180,000		1,178,525	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,020,250	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,386,525	(a)(c)
Total Containers & Packaging					9,745,102

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	23

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 5.9%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,060,000		$ 826,800	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		483,640	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		481,500	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		241,415	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		1,889,550	(a)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		988,410	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		201,000	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,290,000		1,338,375	(a)(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		1,243,750	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000		348,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	850,000		852,125	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	710,000	EUR	840,604	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	950,000		1,009,375
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		881,875	(a)(c)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,755,825
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		397,207
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000		1,212,323	(c)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000		487,500	(a)(c)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,000,000		1,005,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,855,214	(c)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		941,254	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000		1,325,475	(a)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		763,600	(a)(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		154,400	(a)
Total Metals & Mining					23,524,217
Paper & Forest Products — 2.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,230,000		1,316,100	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		966,555
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		240,708	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		249,801	(a)
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		480,907	(a)(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		444,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		272,300	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		310,802	(a)

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	$ 2,658,476	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		290,250	(a)(c)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	144,000		70,560
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		642,400	(a)(c)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		89,505	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,550,000		558,000
Total Paper & Forest Products					8,590,764
Total Materials					45,850,850
Telecommunication Services — 10.7%
Diversified Telecommunication Services — 7.8%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		274,878	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		1,904,760	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		623,040	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		420,420	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		363,729	(c)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		967,500	(a)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	770,000		823,900	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,449,056
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		1,929,600	(c)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,674,500
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		255,435	(c)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,349,700	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		418,400	(a)(c)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		2,655,450	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		683,100	(a)(c)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		545,000	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		368,944	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,304,508	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,626,771	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	520,567	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,196,660	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		447,755	(a)(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	25

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		$ 1,598,380	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		942,750	(c)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,108,250	(c)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		709,363
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,561,285	EUR	2,406,943	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,094,050
Total Diversified Telecommunication Services					30,663,409
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		589,572	(c)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		981,000	(a)(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	10,000		10,150	(c)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,200,000		1,164,000	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		441,000	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,460,595	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	202,861	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,550,000		1,158,625	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		2,661,150	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		1,931,300	(a)(c)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	875,000		942,813
Total Wireless Telecommunication Services					11,543,066
Total Telecommunication Services					42,206,475
Utilities — 4.9%
Electric Utilities — 2.1%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	492,999		552,159	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		435,575	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,840,000		2,911,000	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		344,721
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	87,159		85,415
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		423,650	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	565,516		520,274	(c)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,040,000		1,938,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	610,000		149,450

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,070,000	$ 722,250	(a)
Total Electric Utilities				8,082,494
Gas Utilities — 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	770,000	789,250	(a)
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	7.375%	7/1/21	470,000	509,950	(a)(c)
AES Gener SA, Notes	5.250%	8/15/21	450,000	474,637	(a)(c)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000	652,800	(a)(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000	273,000	(a)(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000	1,540,625	(a)(c)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000	801,757	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	830,000	446,125
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000	519,600
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000	930,600	(a)(c)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000	1,252,400	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	1,972,000	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	152,017	155,057
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	288,196
Total Independent Power Producers & Energy Traders				9,816,747
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	491,385	(a)
Total Utilities				19,179,876
Total Corporate Bonds & Notes (Cost — $373,197,110)				371,444,823
Asset-Backed Securities — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(d)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.988%	3/18/29	425,000	349,870	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.671%	6/19/29	200,000	158,204	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	200,000	155,946	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.741%	2/20/32	350,000	266,443	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	475,000	382,379	(f)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(d)(g)(j)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(d)(g)(j)
Total Asset-Backed Securities (Cost — $1,549,720)				1,312,843

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	27

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Senior Loans — 3.5%
Consumer Discretionary — 1.1%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,000,000		$ 2,043,750	(k)
Hotels, Restaurants & Leisure — 0.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	258,050		256,760	(k)
Media — 0.5%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	2,000,000		2,048,334	(k)
Total Consumer Discretionary					4,348,844
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan	—	12/1/17	4,050,000		3,955,838	(l)
Financials — 0.3%
Capital Markets — 0.3%
Stockbridge/SBE Holdings LLC, Term Loan B	—	5/2/17	1,450,000		1,421,000	(l)
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	120,253		120,253	(d)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	211,724		211,724	(d)(l)
Total Industrials					331,977
Information Technology — 0.5%
IT Services — 0.5%
First Data Corp., Extended Term Loan B	4.239%	3/23/18	636,236		579,704	(k)
First Data Corp., Non-Extended Term Loan B2	2.989%	9/24/14	771,653		734,035	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	515,829		505,512	(k)
Total Information Technology					1,819,251
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	445,140	(k)
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,494,194		1,524,078	(k)
Total Collateralized Senior Loans (Cost — $13,835,164)					13,846,128
Convertible Bonds & Notes — 0.5%
Consumer Discretionary — 0.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		1,074,200	(a)
Industrials — 0.2%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	906,152		676,428	(b)(d)(e)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	251,709		25,481	(b)(d)(e)
Total Industrials					701,909

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.0%
Hercules Inc.	6.500%	6/30/29	240,000		$ 195,000
Total Convertible Bonds & Notes (Cost — $2,570,024)					1,971,109
Sovereign Bonds — 24.7%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	837,561	EUR	517,822	(f)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	5,548,107	EUR	627,712	(f)(m)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	49,843
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		470,639
Total Argentina					1,666,016
Brazil — 2.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	588,707
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,633,000	BRL	6,867,447
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,393,942
Total Brazil					10,850,096
Chile — 0.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		376,837	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,054,393	(a)(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		847,237
Total Chile					2,278,467
Colombia — 1.3%
Republic of Colombia	11.750%	2/25/20	544,000		863,600
Republic of Colombia	7.375%	9/18/37	2,392,000		3,384,680	(h)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		410,025
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		638,685
Total Colombia					5,296,990
India — 0.5%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		412,005	(a)(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,669,800	(a)(c)(f)
Total India					2,081,805
Indonesia — 2.7%
Republic of Indonesia, Notes	5.250%	1/17/42	3,120,000		3,100,500	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		191,813	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	2,062,593
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,615,825
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		198,050	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,573,425
Total Indonesia					10,742,206

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	29

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,755,000	MYR	$ 3,137,363
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	82,101
Total Malaysia					3,219,464
Mexico — 2.1%
Mexican Bonos, Bonds	8.000%	6/11/20	72,067,800	MXN	5,753,863
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	907,313
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	806,345
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,600
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		349,125	(c)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		151,590	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		412,920	(c)
Total Mexico					8,385,756
Panama — 0.7%
Republic of Panama	9.375%	4/1/29	975,000		1,564,875
Republic of Panama	6.700%	1/26/36	937,000		1,215,758
Total Panama					2,780,633
Peru — 2.0%
Republic of Peru	8.750%	11/21/33	2,644,000		4,190,740
Republic of Peru, Bonds	7.840%	8/12/20	6,146,000	PEN	2,652,938
Republic of Peru, Bonds	6.550%	3/14/37	703,000		917,415
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		68,875
Total Peru					7,829,968
Philippines — 0.2%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	520,000		599,300	(c)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,909,598	(c)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		944,557	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,188,182	(c)
Total Poland					5,042,337
Russia — 3.5%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		494,736	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		430,526	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		374,493	(a)
Russian Federation	5.625%	4/4/42	4,600,000		4,768,130	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	6,628,773		7,813,665	(a)(h)
Total Russia					13,881,550

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	700,000	$ 689,137	(a)
Turkey — 1.2%
Republic of Turkey, Notes	6.750%	5/30/40	812,000	888,125
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000	523,750
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,435,000
Total Turkey				4,846,875
Venezuela — 4.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	12,264,460	(a)(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	313,500
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,185,900	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	901,250
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	359,525
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	183,600
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	2,031,750	(a)
Total Venezuela				17,239,985
Total Sovereign Bonds (Cost — $93,284,985)				97,430,585

			Shares
Common Stocks — 0.5%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(b)(d)
Media — 0.3%
Charter Communications Inc., Class A Shares			15,345	962,132	*(c)
Total Consumer Discretionary				1,054,550
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS			56,705	963,985	*(b)
Horizon Lines Inc., Class A Shares			23,105	42,744	*
Total Industrials				1,006,729
Total Common Stocks (Cost — $2,160,294)				2,061,279

	Rate
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost — $2,940,082)	7.500%		27,000	2,270,160

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	31

Western Asset Global High Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.7%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000	$ 405,120
Financials — 0.6%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		90,029	2,063,465	(f)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		5,950	157,437	(f)
Total Financials				2,220,902
Total Preferred Stocks (Cost — $2,595,086)				2,626,022

Security		Expiration Date	Notional Amount	Value
Purchased Options — 0.2%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	19,378,000	617,467
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00		7/18/12	8,238,000	181,004
Total Purchased Options (Cost — $828,948)				798,471

			Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	73,897
Buffets Restaurant Holdings		4/28/14	570	6	*(b)(d)
Charter Communications Inc.		11/30/14	752	12,784	*(b)
CMP Susquehanna Radio Holdings Co.		3/23/19	12,259	53,081	*(a)(b)(d)
Nortek Inc.		12/7/14	1,301	6,505	*(b)(d)
SemGroup Corp.		11/30/14	3,390	26,578	*(b)(d)
Total Warrants (Cost — $101,354)				172,851
Total Investments — 125.0% (Cost — $493,062,767#)				493,934,271
Liabilities in Excess of Other Assets — (25.0)%				(98,840,834)
Total Net Assets — 100.0%				$395,093,437

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Western Asset Global High Income Fund Inc.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(d)	Illiquid security (unaudited).
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	The coupon payment on these securities is currently in default as of May 31, 2012.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Value is less than $1.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of May 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is $494,484,821.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$ 87.00	19,378,000	$313,972
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	6/20/12	94.00	7,150,000	136,571
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	8,238,000	52,510
Total Written Options (Premiums received — $459,892)				$503,053

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	33

Western Asset Global High Income Fund Inc.

Summary of Investments by Country† (unaudited)

United States	47.4%
Brazil	5.8
Mexico	4.8
Russia	4.6
United Kingdom	3.9
Venezuela	3.5
Indonesia	2.8
Luxembourg	2.3
Colombia	2.0
Peru	1.6
Germany	1.5
Netherlands	1.5
Malaysia	1.3
India	1.1
Bermuda	1.0
Poland	1.0
Cayman Islands	1.0
Italy	1.0
Turkey	1.0
Chile	1.0
Ireland	1.0
Panama	0.9
Spain	0.8
Canada	0.7
South Africa	0.7
France	0.7
Australia	0.6
Austria	0.6
Argentina	0.6
Kazakhstan	0.6
Norway	0.3
Qatar	0.3
Jersey	0.3
Marshall Islands	0.3
United Arab Emirates	0.2
Trinidad and Tobago	0.2
Belgium	0.2
Mongolia	0.2
China	0.2
Sri Lanka	0.2
Philippines	0.1
Sweden	0.1
Singapore	0.1
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of May, 31, 2012 and are subject to change.

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2012 Annual Report

Statement of assets and liabilities

May 31, 2012

Assets:
Investments, at value (Cost — $493,062,767)	$493,934,271
Foreign currency, at value (Cost — $642,961)	622,129
Cash	6,148,493
Interest receivable	10,399,592
Unrealized appreciation on forward foreign currency contracts	3,537,649
Receivable for securities sold	1,536,528
Swaps, at value (premiums paid — $523,061)	901,507
Deposits with brokers for open futures contracts	160,000
Principal paydown receivable	5,169
Prepaid expenses	27,192
Other receivables	48,529
Total Assets	517,321,059

Liabilities:
Loan payable (Notes 5)	100,000,000
Payable for open reverse repurchase agreements	12,619,877
Payable for securities purchased	7,787,318
Written options, at value (premiums received — $459,892)	503,053
Unrealized depreciation on forward foreign currency contracts	423,915
Investment management fee payable	349,892
Payable for open swap contracts	142,811
Interest payable	131,142
Accrued foreign capital gains tax	95,320
Payable to broker — variation margin on open futures contracts	8,414
Accrued expenses	165,880
Total Liabilities	122,227,622
Total Net Assets	$395,093,437

Net Assets:
Par value ($0.001 par value; 30,856,140 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$ 30,856
Paid-in capital in excess of par value	439,126,191
Undistributed net investment income	13,574,883
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(61,625,239)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	3,986,746
Total Net Assets	$395,093,437

Shares Outstanding	30,856,140

Net Asset Value	$12.80

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	35

Statement of operations

For the Year Ended May 31, 2012

Investment Income:
Interest	$ 42,088,331
Dividends	508,174
Less: Foreign taxes withheld	(76,057)
Total Investment Income	42,520,448

Expenses:
Investment management fee (Note 2)	4,339,467
Interest expense (Notes 3 and 5)	1,200,078
Excise tax (Note 1)	241,197
Custody fees	92,331
Audit and tax	76,800
Directors’ fees	54,868
Legal fees	47,988
Shareholder reports	45,714
Transfer agent fees	37,242
Stock exchange listing fees	20,001
Insurance	9,671
Miscellaneous expenses	8,446
Total Expenses	6,173,803
Less: Fee waivers and/or expense reimbursements (Note 2)	(255,263)
Net Expenses	5,918,540
Net Investment Income	36,601,908

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,882,066)
Futures contracts	(950,951)
Written options	3,600,767
Swap contracts	(7,512)
Foreign currency transactions	6,768,038
Net Realized Gain	4,528,276
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(32,717,700)
Futures contracts	33,446
Written options	11,004
Swap contracts	369,201
Foreign currencies	1,692,459
Change in Net Unrealized Appreciation (Depreciation)	(30,611,590)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(26,083,314)
Increase in Net Assets From Operations	$ 10,518,594

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2012 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2012	2011

Operations:
Net investment income	$ 36,601,908	$ 36,327,507
Net realized gain	4,528,276	3,286,858
Change in net unrealized appreciation (depreciation)	(30,611,590)	41,778,643
Increase in Net Assets From Operations	10,518,594	81,393,008

Distributions To Shareholders From (Note 1):
Net investment income	(35,490,043)	(34,223,001)
Decrease in Net Assets From Distributions to Shareholders	(35,490,043)	(34,223,001)

Fund Share Transactions:
Reinvestment of distributions (198,433 and 49,326 shares issued, respectively)	2,492,351	651,413
Increase in Net Assets From Fund Share Transactions	2,492,351	651,413
Increase (Decrease) in Net Assets	(22,479,098)	47,821,420

Net Assets:
Beginning of year	417,572,535	369,751,115
End of year*	$395,093,437	$417,572,535
* Includes undistributed net investment income of:	$13,574,883	$5,824,945

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	37

Statement of cash flows

For the Year Ended May 31, 2012

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 10,518,594
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(183,937,612)
Proceeds from sales of portfolio securities	162,302,953
Net purchases, sales and maturities of short-term investments	300,000
Cash paid for purchase options	(2,402,572)
Proceeds from sales of purchased options	1,278,777
Net amortization (accretion) of discount and premium	(596,247)
Decrease in receivable for securities sold	462,828
Decrease in interest receivable	11,799
Increase in prepaid expenses	(4,974)
Increase in receivable from principal paydown	(5,169)
Increase in other receivable	(46,911)
Increase in cash collateral with brokers for futures contracts	(160,000)
Decrease in cash collateral with brokers for swap contracts	1,440,000
Upfront premiums paid for swap contracts	(523,061)
Increase in payable for open swap contracts	142,811
Increase in payable for securities purchased	4,521,108
Decrease in investment management fee payable	(3,731)
Decrease in Directors’ fee payable	(8,162)
Increase in interest payable	80,484
Decrease in accrued expenses	(71,267)
Premiums received from written options, net	(2,349,334)
Change in payable to broker — variation margin on open futures contracts	(9,546)
Net realized loss on investments	4,882,066
Change in unrealized depreciation of investments, written options, swap contracts and forward foreign currency contracts	30,373,774
Net Cash Provided by Operating Activities*	26,196,608

Cash Flows From Financing Activities
Distribution paid on common stock	(32,997,692)
Proceeds from reverse repurchase agreements	10,672,064
Net Cash Used in Financing Activities	(22,325,628)
Net increase in cash	3,870,980
Cash at beginning of year	2,899,642
Cash at end of year	$ 6,770,622

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 2,492,351

*  Included in operating expenses is cash of $1,119,594 paid for interest on borrowings.

See Notes to Financial Statements.

38	Western Asset Global High Income Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.62	$12.08	$10.23	$13.36	$14.67

Income (loss) from operations:
Net investment income	1.19	1.19	1.06	0.87	0.89
Net realized and unrealized gain (loss)	(0.85)	1.47	1.83	(2.98)	(1.18)
Total income (loss) from operations	0.34	2.66	2.89	(2.11)	(0.29)

Less distributions from:
Net investment income	(1.16)	(1.12)	(1.04)	(1.02)	(1.02)
Total distributions	(1.16)	(1.12)	(1.04)	(1.02)	(1.02)

Net asset value, end of year	$12.80	$13.62	$12.08	$10.23	$13.36

Market price, end of year	$12.85	$13.38	$10.73	$8.83	$12.12
Total return, based on NAV[1,2]	2.81%	22.75%	28.83%	(15.05)%	(1.84)%
Total return, based on market price[3]	5.32%	36.14%	33.89%	(17.37)%	(6.91)%

Net assets, end of year (000s)	$395,093	$417,573	$369,751	$313,209	$408,985

Ratios to Average Net Assets:
Gross expenses	1.56%	1.59%	1.74%	3.14%	2.80%
Net expenses[4,5]	1.50 [6]	1.53 [6]	1.72 [6]	3.14	2.80 [6]
Net investment income	9.26	9.03	8.96	8.56	6.50

Portfolio Turnover Rate	33%	75%	85%[7]	35%[7]	63%[7]

Supplemental Data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$495,093	$517,572	$469,751	$413,209	$508,985
Asset Coverage for Loan Outstanding	495%	518%	470%	413%	509%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.10%	1.36%	1.36%	2.85%	4.87%

1

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
3	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
4	Ratio includes commitment fees incurred on the line of credit, if any.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.
6	Reflects fee waivers and/or expense reimbursements.
7

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341% and 483% for the years ended May 31, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

40	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Global High Income Fund Inc. 2012 Annual Report	41

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$370,874,979	$569,844	$371,444,823
Asset-backed securities	—	1,312,843	—	1,312,843
Collateralized senior loans	—	13,846,128	—	13,846,128
Convertible bonds & notes	—	1,971,109	—	1,971,109
Sovereign bonds	—	97,430,585	—	97,430,585
Common stocks:
Consumer discretionary	$ 962,132	—	92,418	1,054,550
Industrials	42,744	963,985	—	1,006,729
Convertible preferred stocks	2,270,160	—	—	2,270,160
Preferred stocks	2,626,022	—	—	2,626,022
Purchased options	—	798,471	—	798,471
Warrants	—	166,340	6,511	172,851
Total investments	$5,901,058	$487,364,440	$668,773	$493,934,271
Other financial instruments:
Forward foreign currency contracts	—	$ 3,537,649	—	$3,537,649
Credit default swaps on credit indices — buy protection‡	—	901,507	—	901,507
Total other financial instruments	—	$ 4,439,156	—	$ 4,439,156
Total	$5,901,058	$491,803,596	$668,773	$498,373,427

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$503,053	—	$503,053
Futures contracts	$61,954	—	—	61,954
Forward foreign currency contracts	—	423,915	—	423,915
Total	$61,954	$926,968	—	$988,922

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

42	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Consumer Discretionary	Industrials	Warrants	Total
Balance as of May 31, 2011	$ 869,279	$ 423,449	—	$ 23,403	$ 22,889	$1,339,020
Accrued premiums/discounts	10,159	—	—	—	—	10,159
Realized gain (loss)[1]	(2,411)	—	—	43,660	—	41,249
Change in unrealized appreciation (depreciation)[2]	(168,748)	—	—	(23,403)	56,776	(135,375)
Purchases	591,083	—	$92,418	—	—	683,501
Sales	(412,727)	$(423,449)	—	(43,660)	—	(879,836)
Transfers into Level 3[3]	—	—	—	—	6,505	6,505
Transfers out of Level 3[4]	(316,791)	—	—	—	(79,659)	(396,450)
Balance as of May 31, 2012	$ 569,844	—	$92,418	—	$ 6,511	$ 668,773
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012[2]	$ 859	—	—	—	—	$ 859

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4  Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights

Western Asset Global High Income Fund Inc. 2012 Annual Report	43

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is

44	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized

Western Asset Global High Income Fund Inc. 2012 Annual Report	45

upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional

46	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement

Western Asset Global High Income Fund Inc. 2012 Annual Report	47

of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the

48	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

Western Asset Global High Income Fund Inc. 2012 Annual Report	49

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $926,968. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

50	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $241,197 of Federal excise taxes attributable to calendar year 2011 in March 2012. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2012, there were $95,320 of accrued capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset

Western Asset Global High Income Fund Inc. 2012 Annual Report	51

values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 241,195	—	$(241,195)
(b)	6,396,878	$(6,396,878)	—

(a)         Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2012, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

52	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended May 31, 2012, fees waived and/or expenses reimbursed amounted to $255,263.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$183,905,053	$32,559
Sales	162,269,985	32,968

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 27,031,985
Gross unrealized depreciation	(27,582,535)
Net unrealized depreciation	$ (550,550)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,173,304	0.63%	$17,680,342

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.75% during the year ended May 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $95,952.

At May 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	6/27/2011	TBD*	$ 9,894,193
Deutsche Bank Securities Inc.	0.65%	6/27/2011	TBD*	2,725,684
				$12,619,877

*  TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral

Western Asset Global High Income Fund Inc. 2012 Annual Report	53

for reverse repurchase agreements) for open reverse repurchase agreements was $13,885,845.

During the year ended May 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2011	166,460,000	$ 2,809,226
Options written	149,807,800	2,269,365
Options bought back	(87,559,200)	(1,945,344)
Options expired	(193,942,600)	(2,673,355)
Written options, outstanding as of May 31, 2012	34,766,000	$ 459,892

At May 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	1	6/12	$ 123,387	$ 124,374	$ (987)
U.S. Treasury 5-Year Notes	134	9/12	16,580,158	16,641,125	(60,967)
Net unrealized loss on open futures contracts					$(61,954)

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase	4,601,740	$2,276,222	6/15/12	$ (10,472)
British Pound	Citibank N.A.	305,581	470,803	8/16/12	(21,928)
Euro	Citibank N.A.	455,035	562,961	8/16/12	(9,518)
Mexican Peso Morgan Stanley	& Co. Inc.	50,397,085	3,485,776	8/16/12	(381,997)
					(423,915)
Contracts to Sell:
Brazilian Real	JPMorgan Chase	4,601,740	2,276,222	6/15/12	54,364
Euro	JPMorgan Chase	1,168,030	1,444,340	6/15/12	76,014
British Pound	Credit Suisse	1,583,000	2,438,900	8/16/12	119,489
British Pound	UBS AG	2,708,971	4,173,664	8/16/12	203,221
Euro	Citibank N.A.	14,241,018	17,618,734	8/16/12	900,571
Euro	Credit Suisse	4,060,753	5,023,891	8/16/12	327,918
Euro	UBS AG	23,632,855	29,238,148	8/16/12	1,808,027
Polish Zloty	Citibank N.A.	1,742,895	487,324	8/16/12	48,045
					3,537,649
Net unrealized gain on open forward foreign currency contracts					$3,113,734

54	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

At May 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$ 2,570,500	12/20/16	5.000% quarterly	$148,035	$ 69,434	$ 78,601
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,455,000	12/20/16	5.000% quarterly	83,793	41,011	42,782
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	2,910,000	12/20/16	5.000% quarterly	167,587	85,440	82,147
BNP Paribas (MARKIT CDX.NA.HY.18)	7,150,000	6/20/17	5.000% quarterly	502,092	327,176	174,916
Total	$14,085,500			$901,507	$523,061	$378,446

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

At May 31, 2012, the Fund held collateral received from BNP Paribas and Morgan Stanley & Co. Inc. in the amounts of $769,608 and $308,746, respectively, on credit default swap contracts valued at $733,920 and $167,587, respectively. Net exposures to the counterparties were $(35,688) and $(141,159), respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2012.

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$ 798,471	$ 798,471
Swap contracts[3]	—	901,507	901,507
Forward foreign currency contracts	$3,537,649	—	3,537,649
Total	$3,537,649	$1,699,978	$5,237,627

Western Asset Global High Income Fund Inc. 2012 Annual Report	55

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$503,053	$503,053
Futures contracts[4]	$61,954	—	—	61,954
Forward foreign currency contracts	—	$423,915	—	423,915
Total	$61,954	$423,915	$503,053	$988,922

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
4

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(1,158,072)	$(1,158,072)
Written options	—	—	3,600,767	3,600,767
Futures contracts	$(950,951)	—	—	(950,951)
Swap contracts	28,986	—	(36,498)	(7,512)
Forward foreign currency contracts	—	$6,956,109	—	6,956,109
Total	$(921,965)	$6,956,109	$ 2,406,197	$ 8,440,341

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$ 54,534	$ 54,534
Written options	—	—	11,004	11,004
Futures contracts	$33,446	—	—	33,446
Swap contracts	(9,245)	—	378,446	369,201
Forward foreign currency contracts	—	$1,963,721	—	1,963,721
Total	$24,201	$1,963,721	$443,984	$2,431,906

56	Western Asset Global High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 474,552
Written options	876,259
Futures contracts (to sell)	16,522,587
Forward foreign currency contracts (to buy)	8,499,423
Forward foreign currency contracts (to sell)	72,918,962

Average Notional Balance
Interest rate swap contracts†	4,261,613
Credit default swap contracts (to buy protection)	4,640,231

† At May 31, 2012, there were no open positions held in this derivative.

5. Loan

At May 31, 2012, the Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

This agreement terminates on May 16, 2013 but will renew everyday for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended May 31, 2012 was $1,104,126. For the year ended May 31, 2012, the Fund did not incur a commitment fee. At May 31, 2012, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2012, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.10%.

6. Distributions subsequent to May 31, 2012

On May 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.09625 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively.

7. Capital shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as

Western Asset Global High Income Fund Inc. 2012 Annual Report	57

management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$35,490,043	$34,223,001

As of May 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 16,934,224
Capital loss carryforward*	(60,265,139)
Other book/tax temporary differences(a)	(3,297,387)
Unrealized appreciation (depreciation)(b)	2,564,692
Total accumulated earnings (losses) — net	$(44,063,610)

* As of May 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$ (1,334,004)	**
5/31/2018	(58,931,135)
	$(60,265,139)

These amounts will be available to offset any future taxable capital gains.
**

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

58	Western Asset Global High Income Fund Inc.

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc., including the schedule of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 20, 2012

Western Asset Global High Income Fund Inc.	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

60	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	None

Western Asset Global High Income Fund Inc.	61

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) ( since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	None

62	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2077); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	63

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

64	Western Asset Global High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	67

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be

68	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Global High Income Fund Inc.

Directors	Western Asset Global High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Wester Asset Management Company Pte. Ltd.	EHI
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, NY 10038

WASX010005 7/12 SR12-1697

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2011 and May 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,600 in 2011 and $67,950 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2011 and $3,100 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     PROXY VOTING — LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd.	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Pasadena, CA 91101

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	16 registered investment companies with $7.8 billion in total assets under management	13 Other pooled investment vehicles with $3.2 billion in assets under management	35 Other accounts with $13.4 billion in total assets under management*

Stephen A. Walsh‡	101 registered investment companies with $172.0 billion in total assets under management	219 Other pooled investment vehicles with $97.9 billion in assets under management**	743 Other accounts with $176.1 billion in total assets under management***

Keith J. Gardner‡	40 registered investment companies with $28.1 billion in total assets under management	27 Other pooled investment vehicles with $14.7 billion in assets under management	173 Other accounts with $42.6 billion in total assets under management****

Michael C. Buchanan‡	44 registered investment Companies with $31.2 billion in total assets Under management	37 Other pooled investment vehicles with $16.8 billion in assets under management+	181 Other accounts with $44.6 billion in total assets under management++

Ryan K. Brist‡	12 registered investment Companies with $2.8 billion in total assets Under management	4 Other pooled investment vehicles with $5.7 billion in assets under management+++	25 Other accounts with $6.7 billion in total assets under management++++

*	Includes 6 accounts managed, totaling $2.3 billion, for which advisory fee is performance based.
**	Includes 6 accounts managed, totaling $851 million, for which advisory fee is performance based.
***	Includes 74 accounts managed, totaling $16.4 billion, for which advisory fee is performance based.
****	Includes 22 accounts managed, totaling $6.9 billion, for which advisory fee is performance based.
+	Includes 1 account managed, totaling $282 million, for which advisory fee is performance based.
++	Includes 21 accounts managed, totaling $6.5 billion, for which advisory fee is performance based.
+++	Includes 1 account managed, totaling $737 thousand, for which advisory fee is performance based.
++++	Includes 2 accounts managed, totaling $337 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2012.

Dollar Range of
Portfolio
Securities
Beneficially
Portfolio Manager(s)	Owned
S. Kenneth Leech	A
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	D
Ryan K. Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)          (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	July 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	July 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	July 25, 2012